EXHIBIT 99.1
December 22, 2008
TO:	Member Institutions in Illinois and Wisconsin
RE:	Results of 2008 Election of Federal Home Loan Bank of Chicago Independent Directors

     The Federal Home Loan Bank of Chicago is pleased to announce the results of the 2008 election of Federal Home Loan Bank Independent Directors by member institutions in Illinois and Wisconsin. The independent directors’ terms will begin on January 1, 2009.

Number of Members Eligible to Vote		835
Number of Members Casting Votes		213
Total Eligible Votes for Each Directorship		6,143,147

PUBLIC INTEREST DIRECTORS*
		Votes
		Received
Ries, Leo J.	Local Initiatives Support Corporation	1,676,137
Executive Director	Milwaukee, WI
Term Expires: December 31, 2014

White, Gregory A.	LEARN Charter Schools	1,569,284
President & CEO	Chicago, IL
Term Expires: December 31, 2013

*	See attached for consumer or community interest represented by each public interest director-elect.

OTHER INDEPENDENT DIRECTORS
		Votes
		Received
Aigotti, Diane M.	Aon Corporation	1,559,693
Former Senior Vice President,	Chicago, IL
Chief Risk Officer & Treasurer
Term Expires: December 31, 2011

Brady, Edward P.	Brady Homes	1,513,566
President	Bloomington, IL
Term Expires: December 31, 2011

Ericson, James D.	Northwestern Mutual Life	1,762,846
Retired Chairman	Milwaukee, Wisconsin
Term Expires: December 31, 2013

Goldstein, Thomas M.	Madison Dearborn Partners	1,612,077
Managing Director & Chief	Chicago, Illinois
Financial Officer
Term Expires: December 31, 2012

Lucas, Deborah Jean	Northwestern University	1,673, 714
Professor of Finance	Evanston, Illinois
Term Expires: December 31, 2012

     An Order issued by Federal Housing Finance Agency (“FHFA”) Director James Lockhart on September 8, 2008, provides for staggering of these independent director terms. The seats have been assigned, in accordance with the provisions of the Order, as follows:

TERM LENGTH	TERM EXPIRATION			DIRECTOR
Three Years	December	31,	2011	Edward P. Brady
Three Years	December	31,	2011	Diane M. Aigotti
Four Years	December	31,	2012	Thomas M. Goldstein
Four Years	December	31,	2012	Deborah Jean Lucas
Five Years	December	31,	2013	James D. Ericson
Five Years	December	31,	2013	Gregory A. White
Six Years	December	31,	2014	Leo J. Ries

     Enclosed for your information is a complete list of the voting results for the Seventh District. Thank you for participating in this year's election process. Your contribution ensures sound representation on our board of directors for the mutual benefit of the Bank and its member-stockholders.

Sincerely,

/s/ Peter E. Gutzmer Peter E. Gutzmer Executive Vice President, General Counsel & Corporate Secretary

PEG:sck Enclosure

	FEDERAL HOME LOAN BANK OF CHICAGO
	RESULTS OF THE 2008 ELECTION OF
	FEDERAL HOME LOAN BANK
	INDEPENDENT DIRECTORS

PUBLIC INTEREST NOMINEES

NAME	VOTES	INSTITUTION	CITY
Ries, Leo J.	1,676,137	Local Initiatives Support	Milwaukee,
		Corporation (LISC)	Wisconsin
White, Gregory A.	1,569,284	LEARN Charter Schools	Chicago,
			Illinois

OTHER INDEPENDENT NOMINEES

NAME	VOTES	INSTITUTION	CITY
Aigotti, Diane M.	1,559,693	Aon Corporation	Chicago, Illinois
Brady, Edward P.	1,513,566	Brady Homes	Bloomington,
			Illinois
Ericson, James D.	1,762,846	Northwestern Mutual Life	Milwaukee,
			Wisconsin
Goldstein, Thomas M.	1,612,077	Madison Dearborn Partners	Chicago, Illinois
Lucas, Deborah Jean	1,673,714	Northwestern University	Evanston, Illinois

FEDERAL HOME LOAN BANK OF CHICAGO 2008 INDEPENDENT DIRECTOR ELECTION

SUMMARY OF PUBLIC INTEREST DIRECTOR QUALIFICATIONS

PUBLIC INTEREST DIRECTORS

Ries, Leo J.

Mr. Ries is the Executive Director of Local Initiatives Support Corporation (LISC) in Milwaukee, Wisconsin. Mr. Ries has been with LISC since 2000. Mr. Ries was previously a private consultant providing assistance to for profit and nonprofit corporations in the areas of real estate development, project management and government/community relations. He also was Deputy Commissioner for the City of Milwaukee in the Department of Neighborhood Services and Director of the Housing and Neighborhood Development Division. Mr. Ries has also served on the following board of directors: Neighborhood Improvement Development Corporation, Select Milwaukee, Walker's Point Development Corporation and Canticle Court/Juniper Court.

White, Gregory A.

Mr. White is the President and Chief Executive Officer for LEARN Charter Schools located in Chicago, Illinois. Mr. White has been with LEARN Charter Schools as President and CEO since March, 2008 and prior to that was a board member and a Board Chairman for four years. He also served on the board of Lakefront Supportive Housing for over ten years and was Board Chairman for three years. Mr. White also worked for The Chicago Community Trust, Chicago Venture Partners, L.P. , Corporate Advisory Services and Salomon Brothers. He has experience in managing equity and subordinated debt investments, primarily in low & moderate income communities.